    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1998
                                                      REGISTRATION NO. 333-
================================================================================
                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549
                             --------------------
                                   FORM  S-8
                            REGISTRATION  STATEMENT
                                     UNDER
                         THE  SECURITIES  ACT  OF  1933

                               OCEAN ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               DELAWARE                                         72-1277752
    (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)

        8440 JEFFERSON HIGHWAY
               SUITE 420
        BATON ROUGE, LOUISIANA                                     70809
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



                               OCEAN ENERGY, INC.
                            LONG-TERM INCENTIVE PLAN
                           FOR NONEXECUTIVE EMPLOYEES
                            (FULL TITLE OF THE PLAN)


                                ROBERT K. REEVES
                   EXECUTIVE VICE PRESIDENT - ADMINISTRATION,
                         GENERAL COUNSEL AND SECRETARY
                        3861 AMBASSADOR CAFFERY PARKWAY
                                   SUITE 500
                          LAFAYETTE,  LOUISIANA  70503
                                 (318) 993-4300
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             ----------------------

                                    copy to:

                                JOHN F. WOMBWELL
                             ANDREWS & KURTH L.L.P.
                           4200 TEXAS COMMERCE TOWER
                              HOUSTON, TEXAS 77002
                                 (713) 220-4200

                             ----------------------

                       CALCULATION  OF  REGISTRATION  FEE

------------------------------------------------------------------------------------------------------------------
                                                                                   PROPOSED
                                                                   PROPOSED        MAXIMUM
                                                                   MAXIMUM         AGGREGATE
    TITLE OF SECURITIES                      AMOUNT TO BE       OFFERING PRICE     OFFERING         AMOUNT OF
     TO BE REGISTERED                        REGISTERED(1)         PER SHARE         PRICE        REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per share      600,000 Shares        $44.22(2)     $26,532,000(2)       $7,827(2)
------------------------------------------------------------------------------------------------------------------


(1) The number of Shares of Common Stock registered herein is subject to adjustment to prevent dilution resulting from stock splits, stock dividends or similar transactions.
(2) Estimated solely for the purpose of calculating the registration fee, based upon the average of the high and low sales prices of a share of the Company's Common Stock on the New York Stock Exchange on January 23, 1998 pursuant to Rule 457(h).



================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         This Registration Statement on Form S-8 is being filed solely to register additional securities. In accordance with General Instruction E of Form S-8, the registrant hereby incorporates by reference the contents of the registrant's registration statement on Form S-8 (No. 33-97154), filed with the Securities and Exchange Commission on September 21, 1995, relating to the Flores & Rucks, Inc. Long-Term Incentive Plan for Nonexecutive Employees.

ITEM 8.  EXHIBITS

Exhibit
Number       Description
------       -----------
   5.1       Opinion of Andrews & Kurth L.L.P.

  23.1       Consent of Andrews & Kurth L.L.P. (included in their opinion filed as Exhibit 5.1).

  23.2       Consent of Arthur Andersen L.L.P.

  24.1       Power of Attorney (set forth on the signature page contained in Part II of this Registration Statement).

  99.1       Ocean Energy, Inc. Long-Term Incentive Plan for Non-Executive Employees, as amended.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on the 26th day of January, 1998.



                                           OCEAN ENERGY, INC.



                                           By: /s/ James C. Flores
                                               -------------------------------
                                              James C. Flores
                                              Chairman of the Board, President
                                              and Chief Executive Officer



                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Ocean Energy, Inc. (the "Company") hereby constitutes and appoints James C. Flores and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 26, 1998.


             Signature                                                  Title
             ---------                                                  -----
          /s/ James C. Flores                       Chairman of the Board, President and
-------------------------------------------        Chief Executive Officer (Principal
              James C. Flores                      Executive Officer)


          /s/ Robert L. Belk                       Executive Vice President, Chief Financial
-------------------------------------------        Officer, Treasurer  and Director (Principal
              Robert L. Belk                       Financial and Accounting Officer)


     /s/ Richard G. Zepernick, Jr.                 Executive Vice President - Exploration &
-------------------------------------------        Production and Director
         Richard G. Zepernick, Jr.


       /s/ William W. Rucks, IV                    Director
-------------------------------------------
           William W. Rucks, IV


           /s/ Thomas D. Clark, Jr.                Director
-------------------------------------------
               Thomas D. Clark, Jr.


           /s/ Milton J. Womack                    Director
-------------------------------------------
               Milton J. Womack


            /s/ Charles F. Mitchell                Director
-------------------------------------------
                Charles F. Mitchell


            /s/ Lodwrick M. Cook                   Director
-------------------------------------------
                Lodwrick M. Cook


                               INDEX TO EXHIBITS

                                                                                            Sequentially
                                                                                              Numbered
       Number                                  Description                                     Pages
       ------                                  -----------                                ---------------
         5.1          Opinion of Andrews & Kurth L.L.P.

        23.1 Consent of Andrews & Kurth L.L.P. (included in their opinion filed as Exhibit 5.1.

        23.2          Consent of Arthur Andersen L.L.P.

        24.1 Power of Attorney (set forth on the signature page contained in Part II of this Registration Statement).

        99.1          Ocean Energy, Inc. Long-Term Incentive Plan for Non-Executive
                      Employees, as amended
